Common Stock	9 Months Ended
Sep. 30, 2021
Stockholders' Equity Note [Abstract]
COMMON STOCK

15. COMMON STOCK

The Company has authorized 800,000,000 shares to be issued at $0.0001 par value, with 750,000,000 shares designated as Common Stock and 50,000,000 shares of redeemable convertible preferred stock.

Immediately following the Merger, there were 300,516,237 shares of Common Stock issued with a par value of $0.0001 as disclosed in Note 3. The holder of each share of Common Stock is entitled to one vote. The Company has retroactively adjusted the shares issued and outstanding prior to July 23, 2021 to give effect to the Common Exchange Ratio of 160.3 established in the Merger Agreement. As of September 30, 2021, there were 300,522,394 shares of Common Stock issued and 298,834,894 shares outstanding.